FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle Rising Dividend Fund
First Eagle Small Cap Opportunity Fund
First Eagle U.S. Smid Cap Opportunity Fund
First Eagle Global Real Assets Fund
First Eagle High Yield Municipal Fund
First Eagle Short Duration High Yield Municipal Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED NOVEMBER 18, 2024

TO STATEMENT OF ADDITIONAL INFORMATION DATED
MARCH 1, 2024, AS SUPPLEMENTED

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated March 1, 2024. Please review these matters carefully.

William A. Hench and Suzanne Franks are jointly and primarily responsible for the day-to-day management of the First Eagle Small Cap Opportunity Fund and First Eagle U.S. Smid Cap Opportunity Fund. Robert Kosowsky’s service as an Associate Portfolio Manager ended on November 7, 2024, and references to Mr. Kosowsky in this Statement of Additional Information can be disregarded.

To reflect this, the following changes are being made to the Statement of Additional Information (all effectively immediately):

All references to Robert Kosowsky under the heading “Investment Advisory and Other Services——Portfolio Managers” on pages 73-81 of the Statement of Additional Information are hereby deleted.

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The information in this Supplement modifies the First Eagle Funds’ Statement of Additional Information dated March 1, 2024. Except as noted above, no other provisions of the Statement of Additional Information are modified by this Supplement.